UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 6, 2024

BLUE OWL CAPITAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39653	86-3906032
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

399 Park Avenue, New York, NY 10022

(address of principal executive offices)

(212) 419-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Shares	OWL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

At or following the closing of the Acquisition (as defined below), Blue Owl Capital Inc. (the “Company”) will deliver up to approximately 43,081,378 common units in each of Blue Owl Capital Holdings LP and Blue Owl Capital Carry LP (the “Blue Owl Operating Partnerships”) (collectively, the “Common Units”), calculated based on the daily volume weighted average price per share of the Company’s Class A common stock (“Class A Shares”) quoted on the New York Stock Exchange for the 20 consecutive trading day period ended October 2, 2024, and an equal number of shares of Class C common stock, par value $0.0001 per share (“Class C Shares”) of the Company, representing an aggregate value of approximately $788.6 million, subject to certain closing consideration adjustments (the “Closing Equity Consideration”).

Additionally, pursuant to the Services Agreement (as defined below), the Company expects to issue in 2026 14,175,000 Class P limited partner interests in the Blue Owl Operating Partnerships (the “Incentive Units”), subject to future targets. The Company also expects to issue in 2027 or 2028 a meaningful amount of additional Incentive Units pursuant to the Services Agreement, subject to the achievement of certain future targets. The Incentive Units will be fully vested upon issuance and may convert into Common Units (and corresponding Class C Shares) upon becoming economically equivalent on a tax basis to Common Units.

The Common Units and Class C Shares will be issued pursuant to and in accordance with the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) thereof as a transaction by an issuer not involving any public offering.

The holders of the Common Units may, from time to time, exchange an equal number of Common Units and cancel an equal number of Class C Shares in exchange for an equal number of newly issued shares of the Company’s Class A Shares.

Item 7.01. Regulation FD Disclosure.

The disclosure set forth in Item 8.01 of this Form 8-K is incorporated by reference into this Item 7.01.

On October 7, 2024, the Company issued a press release announcing the Acquisition. A copy of the press release is attached hereto as Exhibit 99.1.

On October 7, 2024, the Company posted an investor presentation to its website under the heading “Events and Presentations” (https://ir.blueowl.com/Investors/events-and-presentations/), summarizing certain terms of the Acquisition.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On October 6, 2024, the Company, Blue Owl Capital GP LLC, a Delaware limited liability company, Blue Owl Capital Holdings LP, a Delaware limited partnership, Blue Owl Capital Carry LP, a Delaware limited partnership and Blue Owl Capital Carry LP, a Delaware limited partnership, each an indirect subsidiary of the Company, entered into a definitive transaction agreement to acquire substantially all of the assets of IPI Partners, LLC, a joint venture between an affiliate of ICONIQ Capital, LLC (“ICONIQ”) and an affiliate of Iron Point Partners (the “Acquisition”). The aggregate consideration for the Acquisition is approximately $1.0 billion, consisting of (i) approximately $203.8 million in cash, subject to certain closing consideration adjustments, and (ii) the Closing Equity Consideration.

In addition, in connection with the Acquisition, the Company and ICONIQ will enter into a services agreement (the “Services Agreement”) pursuant to which ICONIQ will provide certain services, including investment analysis and investor relations services to the Company or its subsidiaries.

The Acquisition is expected to close in the fourth quarter of 2024 or first quarter of 2025, subject to certain closing conditions including third party consents.

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Current Report on Form 8-K, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “should,” “future,” “propose,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. Any such forward-looking statements are made pursuant to the safe harbor provisions available under applicable securities laws and speak only as of the date made. The Company assumes no obligation to update or revise any such forward-looking statements except as required by law. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include the risk of the Acquisition not closing on a timely basis, if at all; the inability to recognize the anticipated benefits of strategic acquisitions; costs related to acquisitions; the inability to maintain the listing of the Company’s shares on the New York Stock Exchange; Company’s ability to manage growth; Company’s ability to execute its business plan and meet its projections; potential litigation involving the Company; changes in applicable laws or regulations; and the possibility that the Company may be adversely affected by other economic, business, geo-political and competitive factors.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of the Company, dated October 7, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE OWL CAPITAL INC.

Date: October 7, 2024	By:	/s/ Neena Reddy
	Name:	Neena Reddy
	Title:	General Counsel and Secretary